CUSIP No. 24477E103	SCHEDULE 13G	Page 51 of 57 Pages

EXHIBIT 99.1

JOINT FILING AGREEMENT

Each of the undersigned, pursuant to Rule 13d-1(k)(1) under the Act, hereby agrees and acknowledges that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of the Class A Common Stock and the information required by this Schedule 13G, to which this Agreement is attached as an exhibit, is filed on behalf of them.  The undersigned further agree that any further amendments or supplements thereto shall also be filed on behalf of each of them.

Date: February 14, 2022	ADVENT INTERNATIONAL CORPORATION

/s/ Neil Crawford
	Name:	Neil Crawford
	Title:	Director, Fund Administration

ADVENT INTERNATIONAL GPE IX-A SCSP
ADVENT INTERNATIONAL GPE IX-D SCSP
ADVENT INTERNATIONAL GPE IX-E SCSP
ADVENT INTERNATIONAL GPE IX STRATEGIC INVESTORS SCSP

By: GPE IX GP S.A.R.L., GENERAL PARTNER
By: ADVENT INTERNATIONAL GPE IX, LLC, MANAGER

/s/ Justin Nuccio
Name: Justin Nuccio
Title: Manager

By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
Name: Neil Crawford
Title: Director, Fund Administration

ADVENT INTERNATIONAL GPE IX LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE IX-B LIMITED PARTNERSHIP

CUSIP No. 24477E103	SCHEDULE 13G	Page 52 of 57 Pages
ADVENT INTERNATIONAL GPE IX-C LIMITED PARTNERSHIP ADVENT INTERNATIONAL GPE IX-F LIMITED PARTNERSHIP ADVENT INTERNATIONAL GPE IX-G LIMITED PARTNERSHIP ADVENT INTERNATIONAL GPE IX-H LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE IX-I LIMITED

By: GPE IX GP LIMITED PARTNERSHIP, GENERAL PARTNER
By: ADVENT INTERNATIONAL GPE IX, LLC, GENERAL PARTNER
By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
Name: Neil Crawford
Title: Director, Fund Administration

ADVENT PARTNERS GPE IX LIMITED PARTNERSHIP
ADVENT PARTNERS GPE IX CAYMAN LIMITED PARTNERSHIP
ADVENT PARTNERS GPE IX-A LIMITED PARTNERSHIP
ADVENT PARTNERS GPE IX-A CAYMAN LIMITED PARTNERSHIP
ADVENT PARTNERS GPE IX-B CAYMAN LIMITED PARTNERSHIP

By: ADVENT GPE IX GP LIMITED PARTNERSHIP, GENERAL PARTNER
By: ADVENT INTERNATIONAL GPE IX, LLC, GENERAL PARTNER
By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
Name: Neil Crawford
Title: Director, Fund Administration

GPE IX GP S.A.R.L.

By: ADVENT INTERNATIONAL GPE IX, LLC, MANAGER

CUSIP No. 24477E103	SCHEDULE 13G	Page 53 of 57 Pages
/s/ Justin Nuccio
Name: Justin Nuccio
Title: Manager

By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
Name: Neil Crawford
Title: Director, Fund Administration

GPE IX GP LIMITED PARTNERSHIP

By: ADVENT INTERNATIONAL GPE IX, LLC, GENERAL PARTNER
By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
Name: Neil Crawford
Title: Director, Fund Administration

AP GPE IX GP LIMITED PARTNERSHIP By: ADVENT INTERNATIONAL GPE IX, LLC, GENERAL PARTNER By: ADVENT INTERNATIONAL CORPORATION, MANAGER /s/ Neil Crawford
Name: Neil Crawford Title: Director, Fund Administration

ADVENT INTERNATIONAL GPE IX, LLC

By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
Name: Neil Crawford
Title: Director, Fund Administration

ADVENT GLOBAL TECHNOLOGY LIMITED PARTNERSHIP
ADVENT GLOBAL TECHNOLOGY-B LIMITED PARTNERSHIP
ADVENT GLOBAL TECHNOLOGY-C LIMITED PARTNERSHIP ADVENT GLOBAL TECHNOLOGY-D LIMITED PARTNERSHIP

CUSIP No. 24477E103	SCHEDULE 13G	Page 54 of 57 Pages
By: ADVENT GLOBAL TECHNOLOGY GP LIMITED PARTNERSHIP, GENERAL PARTNER
By: ADVENT GLOBAL TECHNOLOGY LLC, GENERAL PARTNER
By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
Name: Neil Crawford
Title: Director, Fund Administration

ADVENT GLOBAL TECHNOLOGY-A SCSP

By: ADVENT GLOBAL TECHNOLOGY S.A.R.L, GENERAL PARTNER
By: ADVENT GLOBAL TECHNOLOGY LLC, MANAGER

/s/ Justin Nuccio
Name: Justin Nuccio
Title: Manager

By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
Name: Neil Crawford
Title: Director, Fund Administration

ADVENT PARTNERS AGT LIMITED PARTNERSHIP
ADVENT PARTNERS AGT-A LIMITED PARTNERSHIP ADVENT PARTNERS AGT CAYMAN LIMITED PARTNERSHIP ADVENT GLOBAL TECHNOLOGY STRATEGIC INVESTORS LIMITED PARTNERSHIP

By: AP AGT GP LIMITED PARTNERSHIP, GENERAL PARTNER
By: ADVENT GLOBAL TECHNOLOGY LLC, GENERAL PARTNER
By: ADVENT INTERNATIONAL CORPORATION, MANAGER

CUSIP No. 24477E103	SCHEDULE 13G	Page 55 of 57 Pages
/s/ Neil Crawford
Name: Neil Crawford
Title: Director, Fund Administration

ADVENT GLOBAL TECHNOLOGY GP S.A.R.L

By: ADVENT GLOBAL TECHNOLOGY LLC, MANAGER

/s/ Justin Nuccio
Name: Justin Nuccio
Title: Manager

By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
Name: Neil Crawford
Title: Director, Fund Administration

ADVENT GLOBAL TECHNOLOGY GP LIMITED PARTNERSHIP

By: ADVENT GLOBAL TECHOLOGY LLC, GENERAL PARTNER
By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
Name: Neil Crawford
Title: Director, Fund Administration

AP AGT GP LIMITED PARTNERSHIP By: ADVENT GLOBAL TECHNOLOGY LLC, GENERAL PARTNER By: ADVENT INTERNATIONAL CORPORATION, MANAGER /s/ Neil Crawford
Name: Neil Crawford Title: Director, Fund Administration

CUSIP No. 24477E103	SCHEDULE 13G	Page 56 of 57 Pages
ADVENT INTERNATIONAL GPE IX, LLC

By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
Name: Neil Crawford
Title: Director, Fund Administration

ADVENT GLOBAL TECHNOLOGY LLC

By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
Name: Neil Crawford
Title: Director, Fund Administration

SUNLEY HOUSE CAPITAL MASTER FUND LIMITED PARTNERSHIP By: SUNLEY HOUSE CAPITAL GP LP, GENERAL PARTNER By: SUNLEY HOUSE CAPITAL GP LLC, GENERAL PARTNER By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
Name: Neil Crawford
Title: Director, Fund Administration

SUNLEY HOUSE CAPITAL GP LP By: SUNLEY HOUSE CAPITAL GP LLC, GENERAL PARTNER By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
Name: Neil Crawford
Title: Director, Fund Administration

CUSIP No. 24477E103	SCHEDULE 13G	Page 57 of 57 Pages
SUNLEY HOUSE CAPITAL GP LLC By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
Name: Neil Crawford
Title: Director, Fund Administration

SUNLEY HOUSE CAPITAL MANAGEMENT LLC By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ Neil Crawford
Name: Neil Crawford
Title: Director, Fund Administration